SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS California Tax-Free Income Fund
The following changes will be effective on or about December 1, 2019:
The following disclosure will replace the third paragraph contained under “Main investments” in the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectuses.
Normally, at least 80% of the fund's municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the fund’s investment advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.

Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-110